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                                                                    Exhibit 99.2

                         TRADEMARK ASSIGNMENT AGREEMENT
                         ------------------------------


between the undersigned:

1. PEARLE, INC., a company established under the laws of Delaware, United States, having its registered office at 2534 Royal Lane, Dallas, Texas 75229 (United States of America), hereinafter referred to as "Pearle", represented in this matter by Jones, Day, Reavis & Pogue;

2. PEARLE VISION, INC., a company established under the laws of Delaware, United States, having its registered office at 2534 Royal Lane, Dallas, Texas 75229 (United States of America), hereinafter referred to as "PVI" (Pearle and PVI hereinafter also collectively referred to as "Assignors"), represented in this matter by Jones, Day, Reavis & Pogue;

3. PEARLE B.V., a company established under the laws of the Netherlands and an indirect wholly owned subsidiary of PVI, represented in this matter by Nauta Dutilh;

and

4. PEARLE TRUST B.V. I.O., a company to be established under the laws of the Netherlands, having its registered office at Amersfoort, the Netherlands, hereinafter referred to as "Assignee", represented in this matter by HAL Investments B.V., established under the laws of the Netherlands, with its registered office at Weena 674, Rotterdam, The Netherlands;

WHEREAS:

a. Cole National Corporation ("CNC") and HAL Investments B.V. ("HAL") have entered into a purchase agreement on September 24, 1996 pursuant to which all of the Shares and Other Assets have been sold to HAL; CNC, HAL and Assignee have subsequently entered into an assignment dated on or around 14 November 1996 pursuant to which all rights and obligations of HAL under the aforementioned purchase agreement have been transferred to Assignee; CNC, Assignee and the Assignors have entered into an agreement dated on or around 14 November 1996 pursuant to which among others, all rights and obligations of CNC have been transferred to PVI and, in as far as the European Intellectual Property Rights are concerned, to Pearle (these documents together to be referred to as the "Purchase Agreement");

b. Pursuant to article 7.1.a. of the Purchase Agreement, CNC, PVI and Pearle have undertaken to have executed and delivered to Assignee a Trademark Assignment Agreement;






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c.   Assignors are the proprietors of various trademarks and/or trademark applications, including Community trademarks and/or trademark applications (hereinafter referred to as "the Trademarks") in Buyer's Territory (hereinafter referred to as "the Countries");

d. CNC and Assignors have undertaken to see to it that all the Trademarks in the Countries are assigned from Assignors to Assignee. A list of the Trademarks including registration numbers and classes, are attached to this agreement as Annex A;

e. Assignors are furthermore the proprietors of other Intellectual Property Rights than the Trademarks (hereinafter referred to as "Other Intellectual Property Rights");

f. CNC and Assignors have undertaken to see to it that all the Other Intellectual Property Rights related to the Countries are assigned from Assignors to Assignee. If however certain Other Intellectual Property Rights are necessary or helpful for the continuation of the present business of Assignors, CNC and Assignors have undertaken to see to it that instead of assignment thereof, a royalty free perpetual license will be given to Assignee;

IT IS THEREFORE HEREBY AGREED AS FOLLOWS:
-----------------------------------------

Article 1 - Transfer Of The Trademarks
--------------------------------------

1.1 Each of the Assignors hereby assigns unto Assignee, who hereby accepts, all the property, right, title and interest in its respective Trademarks in the Countries, together with that part of the goodwill of the business connected with the use of and symbolized, together with all rights to apply for registrations and to renew and continue the Trademarks in the Countries and all common law rights associated therewith, together with the right to sue and recover damages for all past, present and future infringements thereof.

1.2 Each of the Assignors hereby covenants, at any time and from time to time after the date hereof, at Assignee's reasonable request and expense and without further consideration, to execute and deliver such other instruments of sale, transfer, conveyance, assignment, and delivery and confirmation and take such action as Assignee may deem necessary or desirable in order more effectively to transfer, convey and assign to Assignee and to place Assignee in possession and control of, and to confirm Assignee title to, the Trademarks in the Countries, and to assist Assignee in exercising all rights and enjoying all benefits with respect thereto.

1.3 Each of the Assignors hereby appoints Assignee and/or assigns its lawful attorneys in fact with full power of substitution, which power is irrevocable and coupled with an interest, to take on its behalf proceedings for purposes of making




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     all filings and recordation necessary for absolutely vesting and perfect
     Assignee's full right, title and interest in and to the Trademarks in the Countries.

1.4 Assignee will take care of all necessary filings and recordations of this assignment at its own expense.

Article 2 - Transfer Of The Other Intellectual Property Rights
--------------------------------------------------------------

2.1 Each of the Assignors hereby assigns unto Assignee, who hereby accepts, all its property, right, title and interest in the Other Intellectual Property Rights related to the Countries, together with that part of the goodwill of the business connected with the use of and symbolized, together with all rights to apply for registrations to renew and continue the Other Intellectual Property Rights in the Countries and all common law rights associated therewith, together with the right to sue and recover damages for all past, present and future infringements thereof.

2.2 Each of the Assignors hereby covenants, at any time and from time to time after the date hereof, at Assignee's reasonable request and expense and without further consideration, to execute and deliver such other instruments of sale, transfer, conveyance, assignment, and delivery and confirmation and take such action as Assignee may deem necessary or desirable in order more effectively to transfer, convey and assign to Assignee and to place Assignee in possession and control of, and to confirm Assignee title to, the Other Intellectual Property Rights related to the Countries, and to assist Assignee in exercising all rights and enjoying all benefits with respect thereof.

2.3 Each of the Assignors hereby appoints Assignee and/or assigns its lawful attorneys in fact with full power of substitution, which power is irrevocable and coupled with an interest, to take on its behalf proceedings for purposes of making all filings and recordation necessary for absolutely vesting and perfect Assignee's full right, title and interest in and to the Other Intellectual Property Rights related to the Countries.

2.4 Assignee will take care of all necessary filings and recordations of this assignment at its own expense.

Article 3 - License Of The Other Intellectual Property Rights
-------------------------------------------------------------

3.1 If certain Other Intellectual Property Rights related to the Countries are necessary or helpful for the continuation of the present business of Assignors and therefore cannot be assigned unto Assignee, Assignors hereby grant to Assignee a perpetual royalty free license to use the Other Intellectual Property Rights related to the Countries.

3.2 Assignee will take care of all necessary registrations of these licenses at its own expense. Assignors will give full cooperation in this respect, thus Assignors




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     covenants to execute all such documents, forms and authorizations and depots to or swear any declaration of oath as may be required by any registrar for vetting this license of the Other Intellectual Property Rights in favor of Assignee.

Article 4 - Price
-----------------

In consideration of the present assignment and as consideration for the Purchase Agreement, Assignee shall pay to Pearle an amount of NLG 19,500,000 and to PVI an amount of NLG 19,500,000.

Article 5 - Assignment
----------------------

Assignee is entitled to assign its rights under this Trademark Assignment Agreement or any part thereof to one of its Subsidiaries.

Article 6 - Effective Date
--------------------------

This Agreement will be effective as from the Closing.

Article 7 - Cancellation Of Prior License
-----------------------------------------

The parties to this agreement hereby agree to terminate the Master License Agreement between Pearle and Pearle B.V. dated 1 November 1988, as amended. Assignee and Pearle B.V. shall enter into a License Agreement in relation to the Trademarks and Other Intellectual Property Rights.

Article 8 - General
-------------------

a. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

b. If any provision of this agreement is declared by any tribunal of competent jurisdiction to be invalid or void, the remaining portions or provisions of the agreement nevertheless shall remain in full force and effect.

c. This agreement shall be governed by and shall be construed in accordance with the laws of The Netherlands.





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d.   All disputes arising in connection with this agreement, if not otherwise resolved, shall be submitted in accordance with Section 9.11 of the Purchase Agreement.

Pearle, Inc.                                Pearle Vision, Inc.


/S/ Joseph Gaglioti                         /S/ Joseph Gaglioti
---------------------------                  ------------------------------
By: Joseph Gaglioti                         By: Joseph Gaglioti
Title: Vice President and Treasurer         Title: Vice President and Treasurer
Date: November 15, 1996                     Date: November 15, 1996


Pearle Trust B.V. i.o.                      Pearle B.V.


/S/ Mel Groot                               /S/ Joop F.G. De Groot
---------------------------                  ------------------------------
By: Hal Investments B.V.                    By: Joop F.G. De Groot
   ------------------------                     ---------------------------
Title: By Power of Attorney                 Title: Managing Director
      ---------------------                       -------------------------
Date: November 15, 1996                     Date: November 15, 1996
     ----------------------                      --------------------------



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                                     ANNEX A
                                     -------



               The following Trademarks in the now existing European Union countries, the now existing European Free Trade Association countries, Albania, Andorra, Belarus, Bulgaria, the Czech Republic, Cyprus, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, Ukraine, the former Yugoslavia and any other territories that as of the date hereof are usually referred to as being part of Europe:



 TRADEMARK-/DESCRIPTION
 ----------------------

 Brilmij - Word and Device
 Brilmij - Word Mark
 Brilmij Pearle Express - Word and Device
 Brilmij Pearle Vision Center - Word and Device
 Brilmij Pearle Vision Center - Word Mark
 Brilmij Pearle Vision Center - Word and Device
 Brilmij Pearle Vision Center - Word Mark
 Carlo Sebastino - Word Mark
 Optique Pearle - Word Mark
 Pearle - Word Mark
 Pearle Royale - Word Mark
 Pearle Vision Center - Word Mark
 Pearle Vision Center - Word Mark
 Pearle Vision Center - Word and Device
 Pearle Vision Center - Word and  Device
 Pearle Vision Center - Word Mark
 Brilmij Pearle Vision Express - Word and Device
 Kidsafe - Word Mark
 Pearl Express - Word Mark
 Pearle Opticiens - Word Mark
 Pearle Vision Center - Word and Device